Exhibit 99.1

FOR IMMEDIATE RELEASE                Contact: Jeffrey J. Carfora, EVP, CFO
                                              973-669-7366, ext. 202



                   PENNFED FINANCIAL SERVICES, INC. ANNOUNCES
                        STRONG FIRST QUARTER EARNINGS AND
                           A STOCK REPURCHASE PROGRAM

         WEST ORANGE, NJ, OCTOBER 27, 1999 -- At an annual stockholders meeting today, William C. Anderson, Chairman of PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.6 billion holding company for the New Jersey-based Penn Federal Savings Bank, reported first quarter Fiscal Year 2000 (FY2000) results of $0.35 per diluted share, reflecting an increase of 13% from $0.31 for the quarter ended September 30, 1998.

         Anderson also announced a 5% stock repurchase program to be in effect over the next 18 months.

         Net income of $3.1 million for the three months ended September 30, 1999 resulted in a return on average common equity of 11.33%. Cash return on average common equity was 14.90% and cash earnings per diluted share were $0.46 per share.

         Net interest margin displayed significant improvement, climbing to 2.43% for the September 1999 quarter from 2.21% for the September 1998 quarter.

         As of September 30, PennFed's non-performing assets were just 0.26% of total assets - compared to 0.30% at June 30, 1999.

         "Growth in PennFed's consumer and commercial loan portfolios continued, increasing $27 million, or 21% from September 30, 1998," said Joseph L.
LaMonica, President and Chief Executive Officer. "Originations for these portfolios for the quarter ended September 30, 1999 increased 35% compared to the September 1998 quarter."

                                    - more -

PennFed Q12000
Page 2 of 3

         According to LaMonica, gains on sales of one- to four-family loans in the first quarter of FY2000 were significantly reduced from the prior year quarter due to reduced loan sale activity. "Due to the current higher interest rate and steeper yield curve environment, it has proven more profitable during the first quarter of the current fiscal year to retain most of our new production," said LaMonica. "An on-going evaluation process is in place to determine whether sales or retention best serves our long-term profitability and risk management goals."

         PennFed's total loan production for the first quarter was down from the prior year quarter due to rising rates and reduced refinancing activity, but still was strong at $88 million.

         Near the end of the first quarter of FY2000, PennFed introduced enhanced business services and products. In addition to other new and existing products, an overdraft account, a money market account, and ATM services are now available for small and mid-sized business and commercial customers.

         Also during the first quarter, PennFed relocated its Sayreville office to a larger, full-service facility. By the end of FY2000, PennFed will open its 21st Penn Federal Savings Bank branch in Roseland.

         PennFed's plans for the second quarter include initiating an Accounts Receivable Financing Program for small and mid-sized businesses in its market area and expanding its market for home equity loans. Closings for home equity loans will be arranged at customers' New Jersey homes or offices when they live in areas not easily accessible to PennFed branches.

         PennFed stockholders of record as of November 12, 1999 will be paid a cash dividend of $0.04 per share on November 26, 1999.

         Penn Federal Savings Bank, headquartered in New Jersey, maintains 20 branch offices in Bayville, Brick, Caldwell, East Newark, Fairfield, Farmingdale, Harrison, Livingston, Marlboro, Montclair (2), Newark (3), Old Bridge, Sayreville, Toms River, Upper Montclair, Verona, and West Orange. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.


                                    - more -

PennFed Q12000
Page 3 of 3



         This release contains forward-looking statements that are subject to risk and uncertainties, including, but not limited to, changes in economic conditions in the Company's market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's future to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company.

                                       ###


NOTE: SEE FINANCIAL TABLES ATTACHED

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                              September 30,              June 30,             September 30,
                                                                  1999                     1999                    1998
                                                             ----------------        -----------------       -----------------
Selected Financial Condition Data:
     Cash and Federal funds sold                                      $9,497                   $9,900                 $12,237
     Investments, net and FHLB stock                                 330,276                  309,905                 210,223
     Mortgage-backed securities, net                                 114,193                  127,983                 181,795
     Loans held for sale                                                   0                    5,180                  13,881
     Loans receivable:
          One- to four-family mortgage loans                         939,600                  910,064                 971,716
          Commercial and multi-family real estate loans               74,320                   74,613                  65,918
          Consumer loans                                              77,160 (a)               72,572 (a)              58,847 (a)
          Allowance for loan losses                                  (3,363)                  (3,209)                 (2,869)
          Other, net                                                   7,742                    7,391                   7,466
                                                             ----------------        -----------------       -----------------
     Loans receivable, net                                         1,095,459                1,061,431               1,101,078

     Goodwill and other intangible assets                             10,555                   11,118                  12,883
     Other assets                                                     33,563                   33,246                  34,321
                                                             ----------------        -----------------       -----------------
     Total assets                                                 $1,593,543               $1,558,763              $1,566,418
                                                             ================        =================       =================

     Deposits                                                     $1,063,684               $1,063,600              $1,083,284
     FHLB advances                                                   304,465                  244,465                 279,465
     Other borrowings                                                 62,275                   88,738                  47,625
     Other liabilities                                                19,558                   21,717                  19,006
     Preferred securities of Trust, net                               32,759                   32,743                  32,697
     Stockholders' equity                                            110,802 (b)              107,500 (b)             104,341 (b)
                                                             ----------------        -----------------       -----------------
     Total liabilities and stockholders' equity                   $1,593,543               $1,558,763              $1,566,418
                                                             ================        =================       =================

     Book value per share  (c)                                        $13.34                   $13.03                  $12.12
     Tangible book value per share  (c)                               $12.07                   $11.68                  $10.63

     Equity to assets                                                   6.95 %                   6.90 %                  6.66 %
     Tangible equity to tangible assets                                 6.33 %                   6.23 %                  5.89 %

Asset Quality Data:
     Non-performing loans                                             $3,454                   $3,670                  $4,532
     Real estate owned, net                                              647                      936                   1,307
                                                             ----------------        -----------------       -----------------
     Total non-performing assets                                      $4,101                   $4,606                  $5,839
                                                             ================        =================       =================

     Non-performing loans to total loans                                0.31 %                   0.34 %                  0.41 %
     Non-performing assets to total assets                              0.26 %                   0.30 %                  0.37 %
     Allowance for loan losses to non-performing loans                 97.37 %                  87.44 %                 63.31 %

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                              September 30,              June 30,             September 30,
                                                                  1999                     1999                    1998
                                                             ----------------        -----------------       -----------------
Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                       7.87 %                   7.88 %                  7.28 %
     Core capital ratio (requirement - 4.00%)                           7.87 %                   7.88 %                  7.29 %
     Risk-based capital ratio (requirement - 8.00%)                    16.24 %                  16.29 %                 15.43 %



(a) Consumer loans primarily include second mortgages and home equity lines of credit.

(b)  Common  shares  outstanding  as of  September  30, 1999  totaled  8,845,268 shares.

(c) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                          For the three months
                                                                           ended September 30,
                                                                          ---------------------
                                                                            1999         1998
                                                                          --------     --------
Selected Operating Data:
     Interest and dividend income                                         $ 26,635     $ 27,238
     Interest expense                                                       17,477       18,944
                                                                          --------     --------
          Net interest and dividend income                                   9,158        8,294
     Provision for loan losses                                                 210          175
                                                                          --------     --------
     Net interest and dividend income after provision for loan losses        8,948        8,119
     Non-interest income:
          Service charges                                                      556          541
          Net gain (loss) from real estate operations                           30          (37)
          Net gain on sales of loans                                            33          417
          Other                                                                189           94
                                                                          --------     --------
          Total non-interest income                                            808        1,015
     Non-interest expenses:
          Compensation & employee benefits                                   2,511        2,235
          Net occupancy expense                                                383          327
          Equipment                                                            440          425
          Advertising                                                           82           76
          Amortization of intangibles                                          562          598
          Federal deposit insurance premium                                    159          159
          Other                                                                832          852
                                                                          --------     --------
          Total non-interest expenses                                        4,969        4,672
                                                                          --------     --------
     Income before income taxes                                              4,787        4,462
     Income tax expense                                                      1,705        1,611
                                                                          --------     --------
     Net  income                                                          $  3,082     $  2,851
                                                                          ========     ========

     Earnings per common share (d):
          Basic                                                           $   0.37     $   0.33
          Diluted                                                         $   0.35     $   0.31

     Cash earnings per common share (d) (e):
          Basic                                                           $   0.49     $   0.45
          Diluted                                                         $   0.46     $   0.42

     Return on average common equity                                         11.33 %      11.01 %
     Cash return on average common equity                                    14.90 %      15.01 %

     Return on average assets                                                 0.78 %       0.72 %

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                          For the three months
                                                                           ended September 30,
                                                                          ---------------------
                                                                            1999         1998
                                                                          --------     --------
     Yield on average interest-earning assets                                 7.00 %       7.16 %
     Cost of average interest-bearing liabilities                             4.82 %       5.18 %
                                                                          --------     --------
     Net interest rate spread                                                 2.18 %       1.98 %
                                                                          ========     ========

     Net interest margin                                                      2.43 %       2.21 %

     Non-interest exp. as a % of avg. assets                                  1.26 %       1.18 %

     Efficiency ratio                                                        44.35 %(f)   43.59 %(f)





(d) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

(e) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.

(f) The efficiency ratio includes the benefit from the net gains on sales of loans. Excluding the net gains on sales of loans, the efficiency ratio would have been 44.50% and 45.63%, respectively.